                                                                  Exhibit 99.77O

                     ATTACHMENT FOR CURRENT FILING OF N-SAR

                                  SUB-ITEM 77O

                               Rule 10f-3 Report
                 Manufacturers Investment Trust-Overseas Trust
                                  Life of Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                 SECURITY INFO                                     OFFERING INFO
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name               Title of      Date of         Amount of       Unit price
   Name of Security           Ticker             of Issuer            Security  First Offering   Total Offering   of offering
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                   NTCR      Netcreations                   CS          11/11/99         3,300,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Korea Thrunet                  KOREA     Korea Thrunet                  CS          11/16/99        10,100,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                  MPLX      Mediaplex Inc                  CS          11/18/99         6,000,000       $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                 DDDC      Deltathree.com                 CS          11/22/99         6,000,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive             HPOL      Harris Interactive             CS          12/06/99         5,800,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com              HCEN      Healthcentral.com              CS          12/06/99         7,500,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                CTRA      Centra Software                CS          02/02/00         5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                     DCEL      Dobson Com                     CS          02/03/00        25,000,000       $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                    TWAV      Therma Wave                    CS          02/03/00         9,000,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                       FIRE      Firepond                       CS          02/03/00         5,000,000       $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                      XCAR      Xcare.net                      CS          02/09/00         5,000,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                       PALM      Palm Inc                       CS          03/01/00        23,000,000       $ 38.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                    SWBD      Switchboard                    CS          03/01/00         5,500,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                 FWIS      Firstworld Com                 CS          03/07/00        10,000,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
RADVision Inc.                 RVSN      RADVision Inc.                 CS          03/13/00         3,800,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                CALD      Caldera Systems                CS          03/20/00         5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                        ULCM      Ulticom                        CS          04/04/00         4,250,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication           NUAN      Nuance Communication           CS          04/12/00         4,500,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software               SQSW      Sequoia Software               CS          05/11/00         4,200,000       $  8.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave              STLW      Stratos Lightwave              CS          06/26/00         8,750,000       $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
InfoVista SA                   IVTA      InfoVista SA                   CS          07/07/00         6,000,000       $ 12.80 EUR
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                      SMTX      SMTC Corp                      CS          07/20/00        11,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                  TALR      Talarian Corp                  CS          07/20/00         4,200,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                SPWX      Speechwork Intl                CS          07/31/00         4,750,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc       RSTA      Rosetta Inpharmatics Inc       CS          08/02/00         7,200,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                   HPOW      H Power Corp                   CS          08/08/00         7,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom             ITXI      Integrated Telecom             CS          08/17/00         5,600,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology              STEC      Simple Technology              CS          09/28/00         6,364,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          DEAL PARTICIPATION
------------------------------------------------------------------------------------------------------------------------------------
                           Operating Co    Date of                           Other          Selling       Total       Fidelity Total
   Name of Security        > 3 Yrs? (Y/N)  Purchase   Amount     Price   Portfolio Price   Concession     Price          Deal MV
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                    Y          11/12/99      100   $ 13.00       $ 13.00         $ 0.55    $  1,300.00   $ 1,365,000.00
------------------------------------------------------------------------------------------------------------------------------------
Korea Thrunet                   Y          11/16/99    1,600   $ 18.00       $ 18.00         $ 0.75    $ 28,800.00   $ 3,600,000.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                   Y          11/19/99      100   $ 12.00       $ 12.00         $ 0.50    $  1,200.00   $ 2,182,800.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                  Y          11/22/99      100   $ 15.00       $ 15.00         $ 0.63    $  1,500.00   $ 2,253,000.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive              Y          12/06/99      200   $ 14.00       $ 14.00         $ 0.60    $  2,800.00   $ 3,504,200.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com               Y          12/07/99      200   $ 11.00       $ 11.00         $ 0.45    $  2,200.00   $ 3,836,800.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                 Y          02/03/00      100   $ 14.00       $ 14.00         $ 0.59    $  1,400.00   $ 1,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                      Y          02/03/00      600   $ 22.00       $ 22.00         $ 0.76    $ 13,200.00   $19,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                     Y          02/03/00      200   $ 20.00       $ 20.00         $ 0.84    $  4,000.00   $ 4,994,000.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                        Y          02/04/00      100   $ 22.00       $ 22.00         $ 0.92    $  2,200.00   $ 2,250,600.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                       Y          02/10/00      100   $ 18.00       $ 18.00         $ 0.76    $  1,800.00   $ 2,777,400.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                        Y          03/01/00      500   $ 38.00       $ 38.00         $ 1.19    $ 19,000.00   $27,189,000.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                     Y          03/02/00      100   $ 15.00       $ 15.00         $ 0.63    $  1,500.00   $ 2,364,000.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                  Y          03/07/00      200   $ 17.00       $ 17.00         $ 0.70    $  3,400.00   $ 5,038,800.00
------------------------------------------------------------------------------------------------------------------------------------
RADVision Inc.                  Y          03/13/00      700   $ 20.00       $ 20.00         $ 0.81    $ 14,000.00   $ 1,616,000.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                 Y          03/21/00      100   $ 14.00       $ 14.00         $ 0.59    $  1,400.00   $ 1,429,400.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                         Y          04/05/00      100   $ 13.00       $ 13.00         $ 0.65    $  1,300.00   $ 1,254,500.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication            Y          04/12/00      200   $ 17.00       $ 17.00         $ 0.71    $  3,400.00   $ 5,091,500.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                Y          05/12/00      300   $  8.00       $  8.00         $ 0.32    $  2,400.00   $ 2,444,000.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave               Y          06/26/00      200   $ 21.00       $ 21.00         $ 0.89    $  4,200.00   $ 5,250,000.00
------------------------------------------------------------------------------------------------------------------------------------
InfoVista SA                    Y          07/07/00    1,700   $ 12.22       $ 12.22         $ 0.41    $ 20,774.00   $ 1,372,463.22
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                       Y          07/20/00      200   $ 16.00       $ 16.00         $ 0.66    $  3,200.00   $ 3,224,000.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                   Y          07/20/00      100   $ 16.00       $ 16.00         $ 0.67    $  1,600.00   $ 2,268,800.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                 Y          08/01/00      100   $ 20.00       $ 20.00         $ 0.84    $  2,000.00   $ 2,426,000.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc        Y          08/02/00      100   $ 14.00       $ 14.00         $ 0.58    $  1,400.00   $ 2,580,200.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                    Y          08/09/00      100   $ 16.00       $ 16.00         $ 0.68    $  1,600.00   $ 3,145,600.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom              Y          08/17/00      200   $ 18.00       $ 18.00         $ 0.76    $  3,600.00   $ 5,360,400.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology               Y          09/28/00      300   $ 11.00       $ 11.00         $ 0.45    $  3,300.00   $ 3,812,600.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          UNDERWRITERS
------------------------------------------------------------------------------------------------------------------------------------
                                         Portfolio            % of Portfolio        Lead                        Co-
   Name of Security                    Assets on Trade            Assets           Manager                   Managers
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                          $ 340,709,956.40          0.000381556        FBR                 CEU
------------------------------------------------------------------------------------------------------------------------------------
Korea Thrunet                         $ 343,910,395.60          0.008374274        LEH                 BSC, CIBC
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                         $ 351,136,222.49          0.000341748        LEH                 SGC, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                        $ 350,260,269.97          0.000428253        LEH                 ML, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive                    $ 371,462,819.59          0.000753777        LEH                 USPJ, VBW
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                     $ 368,043,374.96          0.000597756        LEH                 HAQ, PGE,
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                       $ 442,355,866.71          0.000316487        RS                  DRW, HAQ
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                            $ 442,355,866.71          0.002984023        LEH,BAS,SSB         SAB, DBAB, GS, ML
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                           $ 442,355,866.71          0.000904249        BAS, LEH
------------------------------------------------------------------------------------------------------------------------------------
Firepond                              $ 444,927,770.09          0.000494462        RS                  DRW, SGC
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                             $ 452,853,416.76          0.000397480        RS                  ADV, SGC
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                              $ 496,256,070.44          0.003828669        GS                  ML, MSDW, RS
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                           $ 497,084,471.33          0.000301760        RS                  JPM, RH, WIT
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                        $ 482,029,515.69          0.000705351        LEH                 BSC, DBAB, PAIN
------------------------------------------------------------------------------------------------------------------------------------
RADVision Inc.                        $ 474,411,238.03          0.002951026        LEH                 FCM, SSB, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                       $ 474,177,624.62          0.000295248        RS                  BSC, FSVK, WITC
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                               $ 458,659,891.00          0.000283434        LEH                 FCM, HAQ, USB
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication                  $ 462,542,781.13          0.000735067        GS                  DRW, TWP, WIT
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                      $ 460,611,209.40          0.000521047        LEH                 FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                     $ 494,818,532.19          0.000848796        LEH                 CIBC, FCM, RWB, TA, U   SB
------------------------------------------------------------------------------------------------------------------------------------
InfoVista SA                          $ 532,371,178.48          0.003902165        BNP, LEH Intl
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                             $ 512,087,335.79          0.000624893        LEH, RBC            ML, RS
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                         $ 512,087,335.79          0.000312447        LEH                 FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                       $ 501,338,078.36          0.000398932        CHQ                 JPM, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc              $ 501,461,816.72          0.000279184        LEH                 FCM, LAZ, PRU
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                          $ 508,726,747.02          0.000314511        LEH                 CIBC, DBAB, FCM, JOSE
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom                    $ 518,015,153.36          0.000694960        LEH                 BSC, FCM, WIT
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                     $ 498,624,814.36          0.000661820        LEH                 BAS, FCM
------------------------------------------------------------------------------------------------------------------------------------

                               Rule 10f-3 Report
            Manufacturers Investment Trust - Large Cap Growth Trust
                                  Life of Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                 SECURITY INFO                                     OFFERING INFO
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name               Title of      Date of         Amount of       Unit price
   Name of Security           Ticker             of Issuer            Security  First Offering   Total Offering   of offering
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                   NTCR      Netcreations                    CS         11/11/99         3,300,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                  MPLX      Mediaplex Inc                   CS         11/18/99         6,000,000       $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                 DDDC      Deltathree.com                  CS         11/22/99         6,000,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive             HPOL      Harris Interactive              CS         12/06/99         5,800,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com              HCEN      Healthcentral.com               CS         12/06/99         7,500,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                CTRA      Centra Software                 CS         02/02/00         5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                     DCEL      Dobson Com                      CS         02/03/00        25,000,000       $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                    TWAV      Therma Wave                     CS         02/03/00         9,000,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                      XCAR      Xcare.net                       CS         02/09/00         5,000,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                       PALM      Palm Inc                        CS         03/01/00        23,000,000       $ 38.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                    SWBD      Switchboard                     CS         03/01/00         5,500,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                 FWIS      Firstworld Com                  CS         03/07/00        10,000,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                CALD      Caldera Systems                 CS         03/20/00         5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                        ULCM      Ulticom                         CS         04/04/00         4,250,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication           NUAN      Nuance Communication            CS         04/12/00         4,500,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software               SQSW      Sequoia Software                CS         05/11/00         4,200,000       $  8.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave              STLW      Stratos Lightwave               CS         06/26/00         8,750,000       $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                      SMTX      SMTC Corp                       CS         07/20/00        11,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                  TALR      Talarian Corp                   CS         07/20/00         4,200,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                SPWX      Speechwork Intl                 CS         07/31/00         4,750,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc       RSTA      Rosetta Inpharmatics Inc        CS         08/02/00         7,200,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                   HPOW      H Power Corp                    CS         08/08/00         7,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom             ITXI      Integrated Telecom              CS         08/17/00         5,600,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology              STEC      Simple Technology               CS         09/28/00         6,364,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          DEAL PARTICIPATION
------------------------------------------------------------------------------------------------------------------------------------
                           Operating Co    Date of                           Other          Selling       Total       Fidelity Total
   Name of Security        > 3 Yrs? (Y/N)  Purchase   Amount     Price   Portfolio Price   Concession     Price          Deal MV
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                     Y         11/12/99      100    $ 13.00     $ 13.00           $ 0.55    $ 1,300.00   $ 1,365,000.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                    Y         11/19/99      100    $ 12.00     $ 12.00           $ 0.50    $ 1,200.00   $ 2,182,800.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                   Y         11/22/99      100    $ 15.00     $ 15.00           $ 0.63    $ 1,500.00   $ 2,253,000.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive               Y         12/06/99      200    $ 14.00     $ 14.00           $ 0.60    $ 2,800.00   $ 3,504,200.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                Y         12/07/99      200    $ 11.00     $ 11.00           $ 0.45    $ 2,200.00   $ 3,836,800.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                  Y         02/03/00      100    $ 14.00     $ 14.00           $ 0.59    $ 1,400.00   $ 1,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                       Y         02/03/00      600    $ 22.00     $ 22.00           $ 0.76    $13,200.00   $19,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                      Y         02/03/00      200    $ 20.00     $ 20.00           $ 0.84    $ 4,000.00   $ 4,994,000.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                        Y         02/10/00      100    $ 18.00     $ 18.00           $ 0.76    $ 1,800.00   $ 2,777,400.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                         Y         03/01/00      500    $ 38.00     $ 38.00           $ 1.19    $19,000.00   $27,189,000.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                      Y         03/02/00      100    $ 15.00     $ 15.00           $ 0.63    $ 1,500.00   $ 2,364,000.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                   Y         03/07/00      200    $ 17.00     $ 17.00           $ 0.70    $ 3,400.00   $ 5,038,800.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                  Y         03/21/00      100    $ 14.00     $ 14.00           $ 0.59    $ 1,400.00   $ 1,429,400.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                          Y         04/05/00      100    $ 13.00     $ 13.00           $ 0.65    $ 1,300.00   $ 1,254,500.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication             Y         04/12/00      200    $ 17.00     $ 17.00           $ 0.71    $ 3,400.00   $ 5,091,500.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                 Y         05/12/00      300    $  8.00     $  8.00           $ 0.32    $ 2,400.00   $ 2,444,000.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                Y         06/26/00      200    $ 21.00     $ 21.00           $ 0.89    $ 4,200.00   $ 5,250,000.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                        Y         07/20/00      200    $ 16.00     $ 16.00           $ 0.66    $ 3,200.00   $ 3,224,000.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                    Y         07/20/00      100    $ 16.00     $ 16.00           $ 0.67    $ 1,600.00   $ 2,268,800.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                  Y         08/01/00      100    $ 20.00     $ 20.00           $ 0.84    $ 2,000.00   $ 2,426,000.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc         Y         08/02/00      100    $ 14.00     $ 14.00           $ 0.58    $ 1,400.00   $ 2,580,200.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                     Y         08/09/00      100    $ 16.00     $ 16.00           $ 0.68    $ 1,600.00   $ 3,145,600.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom               Y         08/17/00      200    $ 18.00     $ 18.00           $ 0.76    $ 3,600.00   $ 5,360,400.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                Y         09/28/00      300    $ 11.00     $ 11.00           $ 0.45    $ 3,300.00   $ 3,812,600.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          UNDERWRITERS
------------------------------------------------------------------------------------------------------------------------------------
                                         Portfolio            % of Portfolio        Lead                        Co-
   Name of Security                    Assets on Trade            Assets           Manager                   Managers
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                          $ 354,282,258.69          0.000366939        FBR              CEU
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                         $ 363,288,057.57          0.000330316        LEH              SGC, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                        $ 364,448,738.25          0.000411581        LEH              ML, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive                    $ 386,357,298.64          0.000724718        LEH              USPJ, VBW
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                     $ 386,290,311.23          0.000569520        LEH              HAQ, PGE,
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                       $ 442,529,548.45          0.000316363        RS               DRW, HAQ
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                            $ 442,529,548.45          0.002982852        LEH,BAS,SSB      SAB, DBAB, GS, ML
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                           $ 442,529,548.45          0.000903894        BAS, LEH
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                             $ 463,186,105.50          0.000388613        RS               ADV, SGC
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                              $ 465,416,055.84          0.004082369        GS               ML, MSDW, RS
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                           $ 467,969,726.28          0.000320534        RS               JPM, RH, WIT
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                        $ 473,111,166.51          0.000718647        LEH              BSC, DBAB, PAIN
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                       $ 501,219,004.40          0.000279319        RS               BSC, FSVK, WITC
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                               $ 494,850,447.81          0.000262706        LEH              FCM, HAQ, USB
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication                  $ 485,073,254.84          0.000700925        GS               DRW, TWP, WIT
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                      $ 488,355,764.37          0.000491445        LEH              FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                     $ 538,956,755.40          0.000779283        LEH              CIBC, FCM, RWB, TA, USB
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                             $ 577,322,062.25          0.000554283        LEH, RBC         ML, RS
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                         $ 577,322,062.25          0.000277142        LEH              FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                       $ 547,069,172.30          0.000365584        CHQ              JPM, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc              $ 546,179,826.90          0.000256326        LEH              FCM, LAZ, PRU
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                          $ 570,327,986.27          0.000280540        LEH              CIBC, DBAB, FCM, JOSE
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom                    $ 582,418,646.20          0.000618112        LEH              BSC, FCM, WIT
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                     $ 586,814,286.62          0.000562358        LEH              BAS, FCM
------------------------------------------------------------------------------------------------------------------------------------

                               Rule 10f-3 Report
       Manufacturers Investment Trust - Mid Cap Blend Trust (Fam Portion)
                                  Life of Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                 SECURITY INFO                                     OFFERING INFO
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name               Title of      Date of         Amount of       Unit price
   Name of Security           Ticker             of Issuer            Security  First Offering   Total Offering   of offering
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                  NTCR       Netcreations                   CS        11/11/99          3,300,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                 MPLX       Mediaplex Inc                  CS        11/18/99          6,000,000       $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                DDDC       Deltathree.com                 CS        11/22/99          6,000,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive            HPOL       Harris Interactive             CS        12/06/99          5,800,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com             HCEN       Healthcentral.com              CS        12/06/99          7,500,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems                PRVW       Previewsystems                 CS        12/07/99          3,800,000       $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
Tularik Inc                   TLRK       Tularik Inc                    CS        12/09/99          6,950,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software               CTRA       Centra Software                CS        02/02/00          5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                    DCEL       Dobson Com                     CS        02/03/00         25,000,000       $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                   TWAV       Therma Wave                    CS        02/03/00          9,000,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                      FIRE       Firepond                       CS        02/03/00          5,000,000       $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                     XCAR       Xcare.net                      CS        02/09/00          5,000,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                      PALM       Palm Inc                       CS        03/01/00         23,000,000       $ 38.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                   SWBD       Switchboard                    CS        03/01/00          5,500,000       $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                FWIS       Firstworld Com                 CS        03/07/00         10,000,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems               CALD       Caldera Systems                CS        03/20/00          5,000,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                       ULCM       Ulticom                        CS        04/04/00          4,250,000       $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication          NUAN       Nuance Communication           CS        04/12/00          4,500,000       $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless                 AWE        AT&T Wireless                  CS        04/26/00        360,000,000       $ 29.50
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software              SQSW       Sequoia Software               CS        05/11/00          4,200,000       $  8.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave             STLW       Stratos Lightwave              CS        06/26/00          8,750,000       $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                     SMTX       SMTC Corp                      CS        07/20/00         11,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                 TALR       Talarian Corp                  CS        07/20/00          4,200,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Virage Logic                  VIRL       Virage Logic                   CS        07/31/00          3,750,000       $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl               SPWX       Speechwork Intl                CS        07/31/00          4,750,000       $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc      RSTA       Rosetta Inpharmatics Inc       CS        08/02/00          7,200,000       $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                  HPOW       H Power Corp                   CS        08/08/00          7,000,000       $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom            ITXI       Integrated Telecom             CS        08/17/00          5,600,000       $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology             STEC       Simple Technology              CS        09/28/00          6,364,000       $ 11.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          DEAL PARTICIPATION
------------------------------------------------------------------------------------------------------------------------------------
                           Operating Co    Date of                                 Other             Selling             Total
   Name of Security        > 3 Yrs? (Y/N)  Purchase   Amount     Price        Portfolio Price      Concession            Price
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                     Y         11/12/99       100     $ 13.00          $ 13.00            $ 0.55        $    1,300.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                    Y         11/19/99       100     $ 12.00          $ 12.00            $ 0.75        $    1,200.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                   Y         11/22/99       100     $ 15.00          $ 15.00            $ 0.50        $    1,500.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive               Y         12/06/99       200     $ 14.00          $ 14.00            $ 0.63        $    2,800.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                Y         12/07/99       200     $ 11.00          $ 11.00            $ 0.60        $    2,200.00
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems                   Y         12/08/99       100     $ 21.00          $ 21.00            $ 0.45        $    2,100.00
------------------------------------------------------------------------------------------------------------------------------------
Tularik Inc                      Y         12/09/99       600     $ 14.00          $ 14.00            $ 0.59        $    8,400.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                  Y         02/03/00       100     $ 14.00          $ 14.00            $ 0.76        $    1,400.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                       Y         02/03/00       600     $ 22.00          $ 22.00            $ 0.84        $   13,200.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                      Y         02/03/00       200     $ 20.00          $ 20.00            $ 0.92        $    4,000.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                         Y         02/04/00       100     $ 22.00          $ 22.00            $ 0.76        $    2,200.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                        Y         02/10/00       100     $ 18.00          $ 18.00            $ 1.19        $    1,800.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                         Y         03/01/00       500     $ 38.00          $ 38.00            $ 0.63        $   19,000.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                      Y         03/02/00       100     $ 15.00          $ 15.00            $ 0.70        $    1,500.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                   Y         03/07/00       200     $ 17.00          $ 17.00            $ 0.81        $    3,400.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                  Y         03/21/00       100     $ 14.00          $ 14.00            $ 0.59        $    1,400.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                          Y         04/05/00       100     $ 13.00          $ 13.00            $ 0.65        $    1,300.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication             Y         04/12/00       200     $ 17.00          $ 17.00            $ 0.71        $    3,400.00
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless                    Y         04/26/00   204,000     $ 29.50          $ 29.50            $ 0.50        $6,018,000.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                 Y         05/12/00       300     $  8.00          $  8.00            $ 0.32        $    2,400.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                Y         06/26/00       200     $ 21.00          $ 21.00            $ 0.89        $    4,200.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                        Y         07/20/00       200     $ 16.00          $ 16.00            $ 0.41        $    3,200.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                    Y         07/20/00       100     $ 16.00          $ 16.00            $ 0.66        $    1,600.00
------------------------------------------------------------------------------------------------------------------------------------
Virage Logic                     Y         07/31/00     1,600     $ 12.00          $ 12.00            $ 0.67        $   19,200.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                  Y         08/01/00       100     $ 20.00          $ 20.00            $ 0.84        $    2,000.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc         Y         08/02/00       100     $ 14.00          $ 14.00            $ 0.58        $    1,400.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                     Y         08/09/00       100     $ 16.00          $ 16.00            $ 0.68        $    1,600.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom               Y         08/17/00       200     $ 18.00          $ 18.00            $ 0.76        $    3,600.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                Y         09/28/00       300     $ 11.00          $ 11.00            $ 0.45        $    3,300.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    UNDERWRITERS
------------------------------------------------------------------------------------------------------------------------------------
                              Fidelity Total       Portfolio      % of Portfolio      Lead               Co
   Name of Security               Deal MV       Assets on Trade       Assets        Manager           Managers
------------------------------------------------------------------------------------------------------------------------------------
Netcreations               $    1,365,000.00   $  828,216,437.49  0.000156964     FBR          CEU
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc              $    3,600,000.00   $  868,595,465.31  0.000138154     LEH          SGC, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com             $    2,182,800.00   $  871,531,311.13  0.000172111     LEH          ML, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive         $    2,253,000.00   $  888,961,562.35  0.000314974     LEH          USPJ, VBW
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com          $    3,504,200.00   $  896,693,766.25  0.000245346     LEH          HAQ, PGE,
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems             $    3,836,800.00   $  884,963,295.01  0.000237298     RS
------------------------------------------------------------------------------------------------------------------------------------
Tularik Inc                $    1,470,000.00   $  880,200,978.04  0.000954328     LEH          HAQ, JPM
------------------------------------------------------------------------------------------------------------------------------------
Centra Software            $   19,470,000.00   $  956,871,596.44  0.000146310     RS           DRW, HAQ
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                 $    4,994,000.00   $  956,871,596.44  0.001379495     LEH,BAS,SSB  SAB, DBAB, GS, ML
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                $    2,250,600.00   $  956,871,596.44  0.000418029     BAS, LEH
------------------------------------------------------------------------------------------------------------------------------------
Firepond                   $    2,777,400.00   $  966,323,748.81  0.000227667     RS           DRW, SGC
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                  $   27,189,000.00   $  976,221,189.14  0.000184384     RS           ADV, SGC
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                   $    2,364,000.00   $1,040,972,014.26  0.001825217     GS           ML, MSDW, RS
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                $    5,038,800.00   $1,025,220,263.25  0.000146310     RS           JPM, RH, WIT
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com             $    1,616,000.00   $1,060,240,386.20  0.000320682     LEH          BSC, DBAB, PAIN
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems            $    1,429,400.00   $1,022,284,141.93  0.000136948     RS           BSC, FSVK, WITC
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                    $    1,254,500.00   $  894,221,255.35  0.000145378     LEH          FCM, HAQ, USB
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication       $    5,091,500.00   $  806,272,455.26  0.000421694     GS           DRW, TWP, WIT
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless              $1,086,319,800.00   $  778,844,418.48  0.772683203     GS, ML, SSB  BAS, BSCL, CHQ, CSF, DBAB, JPM, LEH
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software           $    2,444,000.00   $  746,366,135.80  0.000321558     LEH          FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave          $    5,250,000.00   $  822,382,848.34  0.000510711     LEH          CIBC, FCM, RWB, TA, USB
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                  $    1,372,463.22   $  866,573,503.22  0.000369270     LEH, RBC     ML, RS
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp              $    3,224,000.00   $  866,573,503.22  0.000184635     LEH          FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Virage Logic               $    2,268,800.00   $  747,018,362.60  0.002570218     LEH          FCM, RS, SG
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl            $    2,426,000.00   $  739,900,747.57  0.000270307     CHQ          JPM, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc   $    2,580,200.00   $  736,576,151.84  0.000190069     LEH          FCM, LAZ, PRU
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp               $    3,145,600.00   $  783,645,393.00  0.000204174     LEH          CIBC, DBAB, FCM, JOSE
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom         $    5,360,400.00   $  807,878,090.30  0.000445612     LEH          BSC, FCM, WIT
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology          $    3,812,600.00   $  793,007,579.72  0.000416137     LEH          BAS, FCM
------------------------------------------------------------------------------------------------------------------------------------

                               Rule 10f-3 Report
     Manufacturers Investment Trust - Mid Cap Blend Trust (Fentin Portion)
                                  Life of Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                 SECURITY INFO                                        OFFERING INFO
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name               Title of         Date of         Amount of      Unit price
   Name of Security           Ticker             of Issuer            Security     First Offering   Total Offering   of offering
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                  NTCR       Netcreations                    CS           11/11/99         3,300,000        $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                 MPLX       Mediaplex Inc                   CS           11/18/99         6,000,000        $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                DDDC       Deltathree.com                  CS           11/22/99         6,000,000        $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive            HPOL       Harris Interactive              CS           12/06/99         5,800,000        $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com             HCEN       Healthcentral.com               CS           12/06/99         7,500,000        $ 11.00
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems                PRVW       Previewsystems                  CS           12/07/99         3,800,000        $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software               CTRA       Centra Software                 CS           02/02/00         5,000,000        $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                    DCEL       Dobson Com                      CS           02/03/00        25,000,000        $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                   TWAV       Therma Wave                     CS           02/03/00         9,000,000        $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                      FIRE       Firepond                        CS           02/03/00         5,000,000        $ 22.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                     XCAR       Xcare.net                       CS           02/09/00         5,000,000        $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                      PALM       Palm Inc                        CS           03/01/00        23,000,000        $ 38.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                   SWBD       Switchboard                     CS           03/01/00         5,500,000        $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                FWIS       Firstworld Com                  CS           03/07/00        10,000,000        $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems               CALD       Caldera Systems                 CS           03/20/00         5,000,000        $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                       ULCM       Ulticom                         CS           04/04/00         4,250,000        $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication          NUAN       Nuance Communication            CS           04/12/00         4,500,000        $ 17.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software              SQSW       Sequoia Software                CS           05/11/00         4,200,000         $ 8.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave             STLW       Stratos Lightwave               CS           06/26/00         8,750,000        $ 21.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                     SMTX       SMTC Corp                       CS           07/20/00        11,000,000        $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                 TALR       Talarian Corp                   CS           07/20/00         4,200,000        $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl               SPWX       Speechwork Intl                 CS           07/31/00         4,750,000        $ 20.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc      RSTA       Rosetta Inpharmatics Inc        CS           08/02/00         7,200,000        $ 14.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                  HPOW       H Power Corp                    CS           08/08/00         7,000,000        $ 16.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom            ITXI       Integrated Telecom              CS           08/17/00         5,600,000        $ 18.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology             STEC       Simple Technology               CS           09/28/00         6,364,000        $ 11.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             DEAL PARTICIPATION
------------------------------------------------------------------------------------------------------------------------------------
                           Operating Co    Date of                           Other          Selling       Total       Fidelity Total
   Name of Security        > 3 Yrs? (Y/N)  Purchase   Amount   Price    Portfolio Price   Concession      Price          Deal MV
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                     Y         11/12/99     100    $13.00       $ 13.00        $ 0.55      $  1,300.00   $  1,365,000.00
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                    Y         11/19/99     100    $12.00       $ 12.00        $ 0.50      $  1,200.00   $  2,182,800.00
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                   Y         11/22/99     100    $15.00       $ 15.00        $ 0.63      $  1,500.00   $  2,253,000.00
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive               Y         12/06/99     200    $14.00       $ 14.00        $ 0.60      $  2,800.00   $  3,504,200.00
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                Y         12/07/99     200    $11.00       $ 11.00        $ 0.45      $  2,200.00   $  3,836,800.00
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems                   Y         12/08/99     100    $21.00       $ 21.00        $ 0.59      $  2,100.00   $  1,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                  Y         02/03/00     100    $14.00       $ 14.00        $ 0.76      $  1,400.00   $ 19,470,000.00
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                       Y         02/03/00     600    $22.00       $ 22.00        $ 0.84      $ 13,200.00   $  4,994,000.00
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                      Y         02/03/00     200    $20.00       $ 20.00        $ 0.92      $  4,000.00   $  2,250,600.00
------------------------------------------------------------------------------------------------------------------------------------
Firepond                         Y         02/04/00     100    $22.00       $ 22.00        $ 0.76      $  2,200.00   $  2,777,400.00
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                        Y         02/10/00     100    $18.00       $ 18.00        $ 1.19      $  1,800.00   $ 27,189,000.00
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                         Y         03/01/00     500    $38.00       $ 38.00        $ 0.63      $ 19,000.00   $  2,364,000.00
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                      Y         03/02/00     100    $15.00       $ 15.00        $ 0.70      $  1,500.00   $  5,038,800.00
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                   Y         03/07/00     200    $17.00       $ 17.00        $ 0.81      $  3,400.00   $  1,616,000.00
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                  Y         03/21/00     100    $14.00       $ 14.00        $ 0.59      $  1,400.00   $  1,429,400.00
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                          Y         04/05/00     100    $13.00       $ 13.00        $ 0.65      $  1,300.00   $  1,254,500.00
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication             Y         04/12/00     200    $17.00       $ 17.00        $ 0.71      $  3,400.00   $  5,091,500.00
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                 Y         05/12/00     300    $ 8.00       $  8.00        $ 0.32      $  2,400.00   $  2,444,000.00
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                Y         06/26/00     200    $21.00       $ 21.00        $ 0.89      $  4,200.00   $  5,250,000.00
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                        Y         07/20/00     200    $16.00       $ 16.00        $ 0.66      $  3,200.00   $  3,224,000.00
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                    Y         07/20/00     100    $16.00       $ 16.00        $ 0.67      $  1,600.00   $  2,268,800.00
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                  Y         08/01/00     100    $20.00       $ 20.00        $ 0.84      $  2,000.00   $  2,426,000.00
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc         Y         08/02/00     100    $14.00       $ 14.00        $ 0.58      $  1,400.00   $  2,580,200.00
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                     Y         08/09/00     100    $16.00       $ 16.00        $ 0.68      $  1,600.00   $  3,145,600.00
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom               Y         08/17/00     200    $18.00       $ 18.00        $ 0.76      $  3,600.00   $  5,360,400.00
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                Y         09/28/00     300    $11.00       $ 11.00        $ 0.45      $  3,300.00   $  3,812,600.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNDERWRITERS
------------------------------------------------------------------------------------------------------------------------------------
                                         Portfolio            % of Portfolio           Lead                      Co
   Name of Security                    Assets on Trade            Assets              Manager                 Managers
------------------------------------------------------------------------------------------------------------------------------------
Netcreations                          $ 686,508,923.97          0.000189364            FBR              CEU
------------------------------------------------------------------------------------------------------------------------------------
Mediaplex Inc                         $ 704,991,308.21          0.000170215            LEH              SGC, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Deltathree.com                        $ 696,261,105.82          0.000215436            LEH              ML, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Harris Interactive                    $ 687,281,191.31          0.000407402            LEH              USPJ, VBW
------------------------------------------------------------------------------------------------------------------------------------
Healthcentral.com                     $ 680,395,792.37          0.000323341            LEH              HAQ, PGE,
------------------------------------------------------------------------------------------------------------------------------------
Previewsystems                        $ 680,341,233.79          0.000308669            RS               DRW, SFG
------------------------------------------------------------------------------------------------------------------------------------
Centra Software                       $ 693,125,930.24          0.000201983            RS               DRW, HAQ
------------------------------------------------------------------------------------------------------------------------------------
Dobson Com                            $ 693,125,930.24          0.001904416            LEH,BAS,SSB      SAB, DBAB, GS, ML
------------------------------------------------------------------------------------------------------------------------------------
Therma Wave                           $ 693,125,930.24          0.000577096            BAS, LEH
------------------------------------------------------------------------------------------------------------------------------------
Firepond                              $ 690,936,287.63          0.000318409            RS               DRW, SGC
------------------------------------------------------------------------------------------------------------------------------------
Xcare.net                             $ 683,277,576.31          0.000263436            RS               ADV, SGC
------------------------------------------------------------------------------------------------------------------------------------
Palm Inc                              $ 681,331,825.66          0.002788656            GS               ML, MSDW, RS
------------------------------------------------------------------------------------------------------------------------------------
Switchboard                           $ 679,076,354.31          0.000220888            RS               JPM, RH, WIT
------------------------------------------------------------------------------------------------------------------------------------
Firstworld Com                        $ 674,158,699.01          0.000504332            LEH              BSC, DBAB, PAIN
------------------------------------------------------------------------------------------------------------------------------------
Caldera Systems                       $ 739,596,561.35          0.000189292            RS               BSC, FSVK, WITC
------------------------------------------------------------------------------------------------------------------------------------
Ulticom                               $ 764,134,233.73          0.000170127            LEH              FCM, HAQ, USB
------------------------------------------------------------------------------------------------------------------------------------
Nuance Communication                  $ 807,604,651.69          0.000420998            GS               DRW, TWP, WIT
------------------------------------------------------------------------------------------------------------------------------------
Sequoia Software                      $ 819,770,308.51          0.000292765            LEH              FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Stratos Lightwave                     $ 760,395,951.09          0.000552344            LEH              CIBC, FCM, RWB, TA, USB
------------------------------------------------------------------------------------------------------------------------------------
SMTC Corp                             $ 789,441,876.92          0.000405350            LEH, RBC         ML, RS
------------------------------------------------------------------------------------------------------------------------------------
Talarian Corp                         $ 789,441,876.92          0.000202675            LEH              FCM, SGC, WIT
------------------------------------------------------------------------------------------------------------------------------------
Speechwork Intl                       $ 786,828,893.89          0.000254185            CHQ              JPM, USPJ
------------------------------------------------------------------------------------------------------------------------------------
Rosetta Inpharmatics Inc              $ 790,949,109.53          0.000177003            LEH              FCM, LAZ, PRU
------------------------------------------------------------------------------------------------------------------------------------
H Power Corp                          $ 806,313,073.28          0.000198434            LEH              CIBC, DBAB, FCM, JOSE
------------------------------------------------------------------------------------------------------------------------------------
Integrated Telecom                    $ 807,486,115.34          0.000445828            LEH              BSC, FCM, WIT
------------------------------------------------------------------------------------------------------------------------------------
Simple Technology                     $ 773,710,421.87          0.000426516            LEH              BAS, FCM
------------------------------------------------------------------------------------------------------------------------------------

                        MANUFACTURERS INVESTMENT TRUST:
                           INTERNATIONAL STOCK TRUST
                         ------------------------------


                               RULE 10f-3 REPORT
                      APRIL 1, 2000 THROUGH JUNE 30, 2000



Section 10(f) under the Investment Company Act of 1940 prohibits an investment company from purchasing a security while that security is the subject of an underwriting in which an affiliated person participates. Rule 10f-3 provides an exemption from that prohibition for certain purchases from members of the underwriting syndicate other than the affiliate, subject to quality, price, and volume restrictions. Set forth is the relevant affiliated underwriter for the Manufacturers Investment Trust -- International Stock Trust

Jardine Fleming

The following report summarizes all transactions for the period ended June 30, 2000, for the Manufacturers Trust -- International Stock Trust for which the fund purchased securities in an affiliated underwriting. As certified below, the transaction set forth complies with the provisions of Rule 10f-3 and the fund's procedures adopted thereunder.

(Continued)
                        MANUFACTURERS INVESTMENT TRUST:
                           INTERNATIONAL STOCK TRUST
                         ------------------------------


                               RULE 10f-3 REPORT
                      APRIL 1, 2000 THROUGH JUNE 30, 2000



Security Name                                  China Unicom Ltd. Ordinary Shares
Name of Underwriter from whom Purchased        Morgan Stanley
Name of Affiliated Participating Dealer        Jardine Fleming
Date of Offering                               06/16/00
Amount of Total Offering                       2,336,170,000 shares
Purchase Price (net of fees and expenses)      HK$ 15.58
Offering Price                                 HK$ 15.58
Commission                                     2.48%
Dollar Amount                                  US$763,693.73
% of Assets of Fund*                           0.27%
Shares Purchased                               382,000
% of Offering Purchased                        0.02%
Seasoned or Unseasoned                         Yes
Manager or CoManager                           Yes


% of Assets is based on 6/30/00 market value net trade date market value



                                                             /s/ Ann B. Cranmer
                                                             ------------------
                                                                 Ann B. Cranmer
                                                                 Vice President
                                          Rowe Price-Fleming International, Inc